Long-Term Bank Deposits And Other Receivables (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Prepaid expenses for land rights	$ 19,429	$ 0
Cross-currency interest rate swap	2,835	16,508
Long-term receivables	11,696	11,300
Deposits with banks and other long-term receivables	9,002	10,274
Long-term bank deposits and other receivables	42,962	38,082
Other Assets, Noncurrent	9,956	9,400
Long-term balances of non-qualified deferred compensation plan	$ 7,531	$ 8,220